Exhibit 99.1


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE3

                                   All records



Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------

1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                   Pool by
                                                 Aggregate        Aggregate     Weighted       Weighted     Weighted
                                  Number          Cut-off          Cut-off      Average        Average      Average       Weighted
                                    of             Date             Date         Gross        Remaining     Combined       Average
Range of Gross                   Mortgage        Principal        Principal     Interest         Term       Original        FICO
Interest Rates (%)                 Loans         Balance ($)       Balance      Rate (%)       (months)       LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                           5         1,206,381          0.10        4.126            296        77.95           744
4.250 - 4.499                           1           139,994          0.01        4.400            296        89.74           733
4.500 - 4.749                          29        10,129,642          0.87        4.626            300        82.63           735
4.750 - 4.999                           9         2,033,135          0.17        4.835            357        75.10           662
5.000 - 5.249                          37         7,852,953          0.67        5.113            339        75.87           656
5.250 - 5.499                          74        14,470,191          1.24        5.361            357        74.29           644
5.500 - 5.749                         226        49,903,667          4.29        5.587            344        73.29           658
5.750 - 5.999                         392        82,037,362          7.05        5.882            349        76.35           646
6.000 - 6.249                         279        56,444,938          4.85        6.102            352        77.91           641
6.250 - 6.499                         503       100,237,396          8.61        6.350            351        77.69           634
6.500 - 6.749                         570       112,477,137          9.66        6.580            351        79.24           628
6.750 - 6.999                         816       155,646,398         13.37        6.881            351        80.47           621
7.000 - 7.249                         485        83,065,535          7.14        7.101            352        82.88           611
7.250 - 7.499                         561        98,374,767          8.45        7.344            353        81.84           604
7.500 - 7.749                         520        85,572,384          7.35        7.585            353        81.72           601
7.750 - 7.999                         650        99,129,600          8.52        7.874            351        82.65           587
8.000 - 8.249                         254        35,783,258          3.07        8.101            354        81.75           575
8.250 - 8.499                         319        43,984,830          3.78        8.353            351        81.31           565
8.500 - 8.749                         281        37,378,914          3.21        8.586            354        80.77           560
8.750 - 8.999                         284        31,526,762          2.71        8.853            345        82.74           568
9.000 - 9.249                         147        12,447,936          1.07        9.108            332        83.38           563
9.250 - 9.499                         140        12,484,392          1.07        9.356            339        81.87           565
9.500 - 9.749                         137        10,805,101          0.93        9.582            328        82.77           571
9.750 - 9.999                         123         9,153,645          0.79        9.885            316        82.16           577
10.000 - 10.249                        56         3,290,145          0.28       10.095            307        86.69           579
10.250 - 10.499                        47         3,388,016          0.29       10.348            323        80.43           554
10.500 - 10.749                        25         1,430,075          0.12       10.589            295        84.58           591
10.750 - 10.999                        20         1,654,899          0.14       10.864            334        76.74           543
11.000 - 11.249                        14           717,965          0.06       11.085            341        71.61           559
11.250 - 11.499                         3           151,672          0.01       11.379            329        74.52           536
11.500 - 11.749                         5           246,048          0.02       11.660            356        72.66           551
11.750 - 11.999                         6           274,070          0.02       11.916            357        65.94           549
12.000 - 12.249                         3           423,285          0.04       12.100            357        76.36           517
12.250 - 12.499                         1            38,469          0.00       12.350            357        70.00           518
12.500 - 12.749                         3           190,403          0.02       12.564            357        78.70           540
13.000 - 13.249                         1            52,464          0.00       13.050            357        75.00           539
------------------------------------------------------------------------------------------------------------------------------------
Total:                              7,026     1,164,143,832        100.00        7.115            349        80.08           613
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.100
Maximum: 13.050
Weighted Average: 7.115



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE3

                              Fixed Rate Population


Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------

1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                   Pool by
                                                 Aggregate        Aggregate     Weighted       Weighted     Weighted
                                  Number          Cut-off          Cut-off      Average        Average      Average       Weighted
                                    of             Date             Date         Gross        Remaining     Combined       Average
Range of Gross                   Mortgage        Principal        Principal     Interest         Term       Original        FICO
Interest Rates (%)                 Loans         Balance ($)       Balance      Rate (%)       (months)       LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                           2         520,727            0.15        5.216            229        55.20          762
5.250 - 5.499                           3         453,051            0.13        5.404            357        57.88          694
5.500 - 5.749                          91      20,941,268            6.13        5.565            327        67.72          679
5.750 - 5.999                         140      28,712,017            8.40        5.880            335        72.52          661
6.000 - 6.249                          88      17,615,932            5.15        6.085            340        75.04          663
6.250 - 6.499                         180      36,105,903           10.56        6.332            340        75.28          656
6.500 - 6.749                         195      36,609,614           10.71        6.573            340        75.93          644
6.750 - 6.999                         251      45,871,357           13.42        6.884            337        77.51          637
7.000 - 7.249                         151      23,247,315            6.80        7.086            341        80.10          626
7.250 - 7.499                         142      18,934,936            5.54        7.346            340        76.53          620
7.500 - 7.749                         164      23,273,660            6.81        7.582            343        80.09          622
7.750 - 7.999                         209      25,691,564            7.52        7.871            335        81.04          611
8.000 - 8.249                          76       9,517,624            2.78        8.104            345        81.57          605
8.250 - 8.499                          93      10,202,974            2.99        8.362            333        77.49          588
8.500 - 8.749                          92      10,802,327            3.16        8.587            347        83.50          584
8.750 - 8.999                         112       9,072,715            2.65        8.847            318        85.45          606
9.000 - 9.249                          72       4,601,936            1.35        9.099            291        86.70          597
9.250 - 9.499                          76       5,084,706            1.49        9.350            313        85.54          587
9.500 - 9.749                          75       4,323,802            1.27        9.583            285        88.45          608
9.750 - 9.999                          80       4,997,825            1.46        9.864            282        88.98          601
10.000 - 10.249                        36       1,931,079            0.56       10.092            272        90.92          603
10.250 - 10.499                        21       1,281,596            0.37       10.365            269        81.04          571
10.500 - 10.749                        14         788,444            0.23       10.593            244        93.80          634
10.750 - 10.999                         8         618,180            0.18       10.887            296        76.45          564
11.000 - 11.249                         5         300,347            0.09       11.046            319        77.94          581
11.250 - 11.499                         1          34,805            0.01       11.400            235        43.21          501
11.500 - 11.749                         2          84,521            0.02       11.679            357        71.03          555
12.000 - 12.249                         1         164,812            0.05       12.100            356        67.35          509
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,380     341,785,036          100.00        7.126            334        77.64          634
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.180
Maximum: 12.100
Weighted Average: 7.126



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE3

                           Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------

1. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                   Pool by
                                                 Aggregate        Aggregate     Weighted       Weighted     Weighted
                                  Number          Cut-off          Cut-off      Average        Average      Average       Weighted
                                    of             Date             Date         Gross        Remaining     Combined       Average
Range of Gross                   Mortgage        Principal        Principal     Interest         Term       Original        FICO
Interest Rates (%)                 Loans         Balance ($)       Balance      Rate (%)       (months)       LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                           5       1,206,381            0.15        4.126            296         77.95         744
4.250 - 4.499                           1         139,994            0.02        4.400            296         89.74         733
4.500 - 4.749                          29      10,129,642            1.23        4.626            300         82.63         735
4.750 - 4.999                           9       2,033,135            0.25        4.835            357         75.10         662
5.000 - 5.249                          35       7,332,226            0.89        5.106            347         77.34         649
5.250 - 5.499                          71      14,017,140            1.70        5.360            357         74.82         642
5.500 - 5.749                         135      28,962,398            3.52        5.602            356         77.32         643
5.750 - 5.999                         252      53,325,345            6.48        5.883            357         78.41         638
6.000 - 6.249                         191      38,829,006            4.72        6.110            357         79.21         631
6.250 - 6.499                         323      64,131,493            7.80        6.361            357         79.04         622
6.500 - 6.749                         375      75,867,523            9.23        6.584            357         80.83         620
6.750 - 6.999                         565     109,775,041           13.35        6.880            356         81.70         614
7.000 - 7.249                         334      59,818,220            7.27        7.107            357         83.96         605
7.250 - 7.499                         419      79,439,831            9.66        7.343            357         83.10         600
7.500 - 7.749                         356      62,298,724            7.58        7.586            357         82.33         593
7.750 - 7.999                         441      73,438,036            8.93        7.876            357         83.21         578
8.000 - 8.249                         178      26,265,635            3.19        8.100            357         81.81         565
8.250 - 8.499                         226      33,781,855            4.11        8.350            357         82.46         558
8.500 - 8.749                         189      26,576,587            3.23        8.586            357         79.66         551
8.750 - 8.999                         172      22,454,047            2.73        8.855            356         81.64         552
9.000 - 9.249                          75       7,846,000            0.95        9.113            357         81.44         544
9.250 - 9.499                          64       7,399,686            0.90        9.359            357         79.35         549
9.500 - 9.749                          62       6,481,299            0.79        9.581            357         78.98         546
9.750 - 9.999                          43       4,155,819            0.51        9.909            357         73.96         548
10.000 - 10.249                        20       1,359,066            0.17       10.099            357         80.68         545
10.250 - 10.499                        26       2,106,420            0.26       10.339            357         80.07         544
10.500 - 10.749                        11         641,632            0.08       10.584            357         73.24         538
10.750 - 10.999                        12       1,036,720            0.13       10.850            356         76.91         530
11.000 - 11.249                         9         417,619            0.05       11.114            357         67.06         542
11.250 - 11.499                         2         116,867            0.01       11.373            357         83.85         546
11.500 - 11.749                         3         161,527            0.02       11.650            356         73.51         549
11.750 - 11.999                         6         274,070            0.03       11.916            357         65.94         549
12.000 - 12.249                         2         258,473            0.03       12.100            357         82.11         521
12.250 - 12.499                         1          38,469            0.00       12.350            357         70.00         518
12.500 - 12.749                         3         190,403            0.02       12.564            357         78.70         540
13.000 - 13.249                         1          52,464            0.01       13.050            357         75.00         539
------------------------------------------------------------------------------------------------------------------------------------
Total:                              4,646     822,358,797          100.00        7.110            356         81.09         604
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.100
Maximum: 13.050
Weighted Average: 7.110


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.